UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

AEGIS Value Fund
Class A (AVFAX)
Class I (AVALX)

SEMI-ANNUAL REPORT
June 30, 2015

Shareholders’ Letter

August 6, 2015

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Semi Annual Report for the six months ending June 30, 2015.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance			Annualized
	Three Month	Year- to-Date	One Year	Three Year	Five Year	Ten Year	Since I Share Inception	Since A Share Inception
Class I shares (AVALX) – at NAV (Inception 5/15/98)	8.45%	2.82%	-25.91%	6.02%	9.68%	5.17%	9.39%	NA
Class A shares (AVFAX) – at NAV (Inception 2/26/14)	8.39%	2.67%	-26.08%	NA	NA	NA	NA	-18.55%
Class A shares (AVFAX) – with Load	4.35%	-1.18%	-28.85%	NA	NA	NA	NA	-20.84%
Russell 2000 Value Index	-1.20%	0.76%	0.78%	15.50%	14.81%	6.87%	7.99%	3.87%
S&P 500 Index	0.28%	1.23%	7.42%	17.31%	17.34%	7.89%	5.63%	10.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.47% and 1.79%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.46%, and 1.75%, respectively. The Advisor has contractually agreed to waive fees for the Fund through 4/30/2016. Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

Aegis Value Fund	Class I	Class A
Net Assets	$154.1 Million	$0.2 Million
NAV / Share	$13.48	$13.44
Net Expense Ratio*	1.46%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions	None	None

*
Expense ratios above are as of December 31, 2014, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ six months ended June 30, 2015 may differ due to the inclusion of acquired fund fees and expenses in the ratios presented above.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2015, the Fund Class I shares have posted a cumulative gain of 365.11%, compared to a cumulative gain of 272.95% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 232.48%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 155.68%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through June 30, 2015, the Fund Class A shares have posted a cumulative loss of -24.03% at net asset value, compared to a cumulative gain of 5.21% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 8.06%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 14.90%.

For the six month period ending June 30, 2015, the Fund Class I shares gained 2.82%, outperforming the Russell 2000 Value Index, which increased 0.76%. Alliance One International, the Fund’s largest position, along with McDermott International and Delta Apparel were the primary contributors to Fund performance during the first half of 2015. Leading detractors from performance during the period were investments in Paragon Offshore, Resolute Forest Products and Gulfmark Offshore. The Russell 2000 Index gained 4.75% while the S&P 500 gained 1.23% over the same period.

A more in-depth review of the Funds’ performance, outlook and general market commentary can be found in the Second Quarter 2015 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2015
(Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 – June 30, 2015, for the Aegis Value Fund Class I and Class A.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual			Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/15	Ending Account Value(1) 6/30/15	Expenses Paid During Period		Ending Account Value (1) 6/30/15	Expenses Paid During Period
Aegis Value Fund – Class A	$1,000.00	$1,026.70	$8.79	(2)	$1,024.79	$8.78	(2)
Aegis Value Fund – Class I	$1,000.00	$1,028.20	$7.54	(3)	$1,024.79	$7.53	(3)

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2015 to June 30, 2015 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2015 – 6/30/2015).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2015 – 6/30/2015).
Please see performance data disclosure on page 2

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $10,000 Investment in Aegis Value Fund – Class I
(assumes investment made on June 30, 2005)

Average Annual Total Returns (Unaudited) As of June 30, 2015

Aegis Value Fund

	Class A (No Sales Charge)	Class A (With Sales Charge)*	Russell 2000 Value Index
Three months	8.39%	4.35%	-1.20%
Six months	2.67%	-1.18%	0.76%
Nine months	-13.00%	-16.24%	10.23%
Trailing 1 Year	-26.08%	-28.85%	0.78%
Annualized since inception (February 26, 2014)	-18.55%	-20.84%	3.87%

	Class I	Russell 2000 Value Index
Trailing 1 Year	-25.91%	0.78%
Trailing 3 Year	6.02%	15.50%
Trailing 5 Year	9.68%	14.81%
Trailing 10 Year	5.17%	6.87%

*	With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges.

Returns on Classes of the Aegis Value Fund and the Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2015, the effective date of the most recent prospectus, the gross expense ratio for the Aegis Value Fund Class A was 1.79% and for Class I was 1.47%. As of April 30, 2015, the effective date of the most recent prospectus, the net expense ratio for the Aegis Value Fund Class A was 1.75% and for Class I was 1.46%. The Advisor has contractually agreed to waive fees for the Fund through 4/30/2016.

Portfolio Characteristics
June 30, 2015
(Unaudited)

Aegis Value Fund

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		96.3%
Aerospace & Defense	0.9%
Auto Components	1.5%
Capital Markets	0.3%
Commercial Banks	0.0%
Diversified Financial Services	1.5%
Electronic Equipment, Instruments & Components	1.1%
Energy Equipment & Services	10.5%
Food Products	1.3%
Hotels, Restaurants & Leisure	3.7%
Household Durables	1.3%
Independent Power Producers & Energy Traders	0.7%
Insurance	5.6%
Machinery	5.2%
Marine	0.8%
Media	0.2%
Metals & Mining	24.7%
Oil, Gas & Consumable Fuels	6.4%
Paper & Forest Products	6.4%
Real Estate Management & Development	0.8%
Semiconductor & Semiconductor Equipment	5.5%
Textiles, Apparel & Luxury Goods	5.3%
Thrifts & Mortgage Finance	0.1%
Tobacco	12.5%
Warrants		1.6%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.0%
Insurance	1.6%
Other Assets in Excess of Liabiliies		2.1%
Total Net Assets		100.0%

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2015
(Unaudited)

	Shares	Value
Common Stocks – 96.3%

Consumer Discretionary – 12.0%
Auto Components – 1.5%
Superior Industries International, Inc.	131,593	$2,409,468
Hotels, Restaurants & Leisure – 3.7%
Bowl America, Inc. Class A	9,481	135,389
Frisch’s Restaurants, Inc.	18,486	620,575
Luby’s, Inc.(1)	230,603	1,118,424
Ruby Tuesday, Inc.(1)	612,270	3,838,933
		5,713,321
Household Durables – 1.3%
Natuzzi S.p.A. – SP ADR(1)(2)(5)	373,265	802,520
Retail Holdings N.V.(2)	57,305	1,174,752
		1,977,272
Media – 0.2%
Ballantyne Strong Inc.(1)	60,293	282,774
Textiles, Apparel & Luxury Goods – 5.3%
Delta Apparel, Inc.(1)(3)	571,450	8,171,735
Total Consumer Discretionary		18,554,570

Consumer Staples – 13.8%
Food Products – 1.3%
Legumex Walker Inc.(1)(2)	900,490	2,054,761
Tobacco – 12.5%
Alliance One International, Inc.(1)(3)	803,250	19,205,717
Total Consumer Staples		21,260,478

Energy – 16.9%
Energy Equipment & Services – 10.5%
Gulfmark Offshore, Inc. – Class A	135,109	1,567,264
McDermott International, Inc.(1)(2)	1,049,641	5,605,083
Mitcham Industries, Inc.(1)	597,606	2,503,969
Paragon Offshore PLC(2)	1,873,103	2,041,682
Parker Drilling Co.(1)	1,122,213	3,725,747
Rowan Companies PLC – Class A(2)	37,287	787,129
		16,230,874

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2015
(Unaudited)

		Shares	Value
Oil, Gas & Consumable Fuels – 6.4%
Cloud Peak Energy, Inc.(1)		463,000	$2,157,580
Comstock Resources, Inc.		411,782	1,371,234
Questerre Energy Corp. – Class A(1)(2)	CAD	1,593,800	319,015
WPX Energy Inc.(1)		486,766	5,977,487
			9,825,316
Total Energy			26,056,190

Financials – 8.3%
Capital Markets – 0.3%
US Global Investors, Inc. – Class A		181,910	505,710
Commercial Banks – 0.0%
Citizens Bancshares Corp.(5)		3,024	28,894
Diversified Financial Services – 1.5%
California First National Bancorp		167,096	2,254,125
Insurance – 5.6%
Aspen Insurance Holdings Ltd.(2)		39,100	1,872,890
Echelon Financial Holdings Inc.(1)		401,212	4,893,887
White Mountains Insurance Group Ltd.(2)		2,761	1,808,289
			8,575,066

Real Estate Management & Development – 0.8%
Public Service Properties Investments Ltd.(1)(2)(3)(5)		2,545,094	1,159,697
Thrifts & Mortgage Finance – 0.1%
First Federal of Northern Michigan Bancorp, Inc.		35,640	227,740
Total Financials			12,751,232

Industrials – 6.9%
Aerospace & Defense – 0.9%
Sypris Solutions, Inc.		996,485	1,444,903
Machinery – 5.2%
Hardinge, Inc.		265,497	2,615,145
Tecumseh Products Co.(1)(3)		2,196,144	5,424,476
			8,039,621

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2015
(Unaudited)

		Shares	Value
Marine – 0.8%
Globus Maritime Ltd.(1)(2)		127,197	$145,005
International Shipholding Corp		156,205	996,588
			1,141,593
Total Industrials			10,626,117

Information Technology – 6.6%
Electronic Equipment, Instruments & Components – 1.1%
Frequency Electronics, Inc.(1)		148,766	1,678,080
Semiconductor & Semiconductor Equipment – 5.5%
Photronics, Inc.(1)		746,241	7,096,752
Rubicon Technology, Inc.(1)		611,200	1,485,216
			8,581,968
Total Information Technology			10,260,048

Materials – 31.1%
Metals & Mining – 24.7%
Amerigo Resources Ltd.(1)(2)(3)		8,906,800	3,081,753
AuRico Gold Inc.(2)		1,236,078	3,510,461
Avino Silver & Gold Mines(1)(2)	CAD	1,686,675	1,787,875
Coeur Mining Corp.(1)		450,294	2,571,179
Continental Gold Inc.(1)(2)		1,238,600	2,984,937
Dalradian Resources Inc.(1)(2)(5)	CAD	5,021,770	3,940,221
Endeavour Mining Corp.(1)(2)(5)		2,057,264	1,021,220
Geodrill Ltd.(1)(2)	CAD	945,000	567,454
GoldQuest Mining Corp.(1)		2,849,300	273,752
Guyana Goldfields Inc.(1)(2)		938,550	2,965,818
Lake Shore Gold Corp.(1)(2)		3,393,966	3,529,725
Nevsun Resources Ltd.(2)		1,367,608	5,155,882
Olympic Steel Inc.		141,692	2,471,108
Sulliden Mining Capital Inc.(1)(2)	CAD	407,693	78,340
Timmins Gold Corp.(1)(2)		440,722	260,026
Universal Stainless & Alloy Products Inc.(1)		197,651	3,883,842
			38,083,593

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2015
(Unaudited)

		Shares	Value
Paper & Forest Products – 6.4%
Mercer International, Inc.(1)		371,705	$5,084,925
Resolute Forest Products Inc.(1)		430,192	4,839,660
			9,924,585
Total Materials			48,008,178

Utilities – 0.7%
Independent Power Producers & Energy Traders – 0.7%
Maxim Power Corp.(1)(2)(5)	CAD	493,200	1,078,012
Total Utilities			1,078,012
Total Common Stocks (Cost $184,508,889)			148,594,825

Warrants – 1.6%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016(1)(4)(6)		141,667	1,416
Total Energy			1,416

Financials – 1.6%
Insurance – 1.6%
American International Group, Inc., Exercise Price: $45.00, 01/19/2021(1)		87,424	2,422,519
Total Financials			2,422,519

Materials – 0.0%
Metals & Mining – 0.0%
Avino Silver & Gold Mines, Warrant(1)(4)(6)		311,922	24,954
Total Materials			24,954
Total Warrants (Cost $821,797)			2,448,889

Total Investments – 97.9% (Cost $185,330,686)			151,043,714
Other Assets in Excess of Liabilities – 2.1%			3,310,803
Net Assets – 100.0%			$154,354,517

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2015
(Unaudited)

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
(5)	Level 2 securities.
(6)	Level 3 securities.

CAD — Canadian Dollar
ADR — American Depositary Receipt
The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2015
(Unaudited)

Assets
Investments in unaffiliated securities, at value (cost $136,375,851)	$114,000,337
Investments in affiliated securities*, at value (cost $48,954,835)	37,043,377
Total investments in securities, at value (cost $185,330,686)	$151,043,714
Cash	4,224,087
Receivable for investment securities sold	192,684
Receivable for Fund shares sold	37,319
Interest and dividends receivable	94,320
Prepaid assets	49,729
Total Assets	155,641,853

Liabilities
Accrued Trustee and chief compliance officer fees	9,261
Payable for investment securities purchased	947,634
Payable for distribution fees	402
Payable for Fund shares redeemed	57,487
Payable to Investment Advisor	156,485
Other payables	116,067
Total Liabilities	1,287,336
Net Assets	$154,354,517

Net assets consist of:
Paid-in capital	$194,842,149
Accumulated undistributed net investment loss	(1,056,039)
Accumulated net realized loss on investments and foreign currency transactions	(5,144,621)
Net unrealized depreciation on investments	(34,286,972)
Net Assets	$154,354,517

Class A Shares
Net Assets	$248,315
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	18,472
Net asset value, redemption price per share	$13.44
Maximum offering price per share, after sales load (96.25/100)	$13.96 **

Class I Shares
Net Assets	$154,106,203
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	11,428,285
Net asset value per share	$13.48

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Operations
For The Six Months Ended June 30, 2015
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$325,041
Interest income	163
Total investment income	325,204

Expenses
Investment advisory fees (Note 3)	951,333
Transfer agent & custody fees	61,075
Fund servicing fees	56,509
Printing and postage fees	40,094
Registration fees	28,082
Directors & chief compliance officer fees	17,016
Legal fees	14,569
Insurance fees	11,946
Audit fees	11,859
Distribution fees – Class A (Note 4)	288
Miscellaneous fees	956
Gross expenses	1,193,727
Waiver of fees (Note 3)	(4,273)
Net Expenses	1,189,454
Net Investment Loss	(864,250)

Realized and unrealized gain (loss) on investments and foreign currencies:
Net realized gain from:
Investments in unaffiliated companies	2,322,354
Investments in affiliated companies (Note 7)	92,287
Net realized gain on investments and foreign currency transactions	2,414,641
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(8,489,335)
Investments in affiliated companies (Note 7)	11,289,286
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,799,951
Net realized and unrealized gain on investments and foreign currencies	5,214,592
Net increase in net assets resulting from operations	$4,350,342

#	Net of foreign tax withholding of $38,057.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2015	For Year Ended December 31, 2014
	(Unaudited)
Operations:
Net investment loss	$(864,250)	$(1,838,758)
Net realized gain on investments and foreign currency transactions	2,414,641	28,971,840
Net change in unrealized appreciation/depreciation on investments	2,799,951	(89,722,318)
Net increase (decrease) in net assets resulting from operations	4,350,342	(62,589,236)
Distributions
Net realized gain on investments – Class A	—	(42,707)
Net realized gain on investments – Class I	—	(29,670,840)
Net decrease in net assets resulting from distributions paid	—	(29,713,547)
Capital share transactions*
Subscriptions – Class A	23,026	358,431
Subscriptions – Class I	20,783,413	32,740,923
Distributions Reinvested – Class A	—	42,707
Distributions Reinvested – Class I	—	28,163,220
Redemptions – Class A	(37,009)	(31,444)
Redemptions – Class I	(31,530,311)	(101,852,004)
Net decrease in net assets resulting from capital share transactions	(10,760,881)	(40,578,167)
Total Decrease in Net Assets	(6,410,539)	(132,880,950)
Net Assets
Beginning of period	160,765,056	293,646,006
End of period	$154,354,517	$160,765,056
Accumulated undistributed net investment loss/(distributions in excess of net investment income) at end of period	$(1,056,039)	$(191,789)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2015	For Year Ended December 31, 2014
	(Unaudited)
*Share information – Class A
Subscriptions	1,720	18,639
Distributions reinvested	—	3,129
Redemptions	(2,923)	(2,093)
Net increase (decrease) in shares	(1,203)	19,675
Beginning shares	19,675	—
Ending shares	18,472	19,675
*Share information – Class I
Subscriptions	1,634,470	1,714,166
Distributions reinvested	—	2,060,222
Redemptions	(2,440,685)	(5,341,048)
Net decrease in shares	(806,215)	(1,566,660)
Beginning shares	12,234,500	13,801,160
Ending shares	11,428,285	12,234,500

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year:

	For the Six Months Ended June 30, 2015		For the Period from February 26, 2014 (Commencement of Operations) to December 31, 2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$13.09		$21.29
Income from investment operations:
Net investment income (loss)(5)	(0.09)		(0.16)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.44		(5.26)
Total from investment operations	0.35		(5.42)
Less distributions to shareholders from:
Net investment income	—		—
Net realized capital gains	—		(2.78)
Total Distributions	—		(2.78)
Net asset value, end of period	$13.44		$13.09
Total investment return(1)	2.67	%(3)	-26.01	%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.75	%(4)	1.75	%(4)
Expenses before reimbursement/recapture and fees paid	1.78	%(4)	1.79	%(4)
Net investment income (loss)	(1.40	)%(4)	(1.04	)%(4)
Portfolio turnover (2)	13	%(3)	32	%(3)
Net assets at end of period (000’s)	$248		$258

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is-1.18% and -28.79%, respectively.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized.
(4)	Annualized.
(5)	Per share net investment income (loss) was calculated prior to tax adjustment, using average shares method.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year:

	For the Six
	Months		For the		For the Four
	Ended		Year Ended		Months Ended
	June 30,		December 31,		December 31,		Years Ended August 31,
	2015		2014		2013(4)		2013	2012	2011	2010
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$13.12		$21.28		$20.55		$14.56	$13.16	$10.52	$8.99

Income from investment operations:
Net investment income (loss)(1)	(0.08)		(0.15)		(0.06)		(0.02)	—	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.44		(5.23)		1.50		6.02	1.40	2.74	1.59
Total from investment operations	0.36		(5.38)		1.44		6.00	1.40	2.64	1.54

Less distributions to shareholders from:
Net investment income	—		—		(0.03)		(0.01)	—	—	(0.01)
Net realized capital gains	—		(2.78)		(0.68)		—	—	—	—
Total Distributions	—		(2.78)		(0.71)		(0.01)	—	—	(0.01)

Net asset value, end of period	$13.48		$13.12		$21.28		$20.55	$14.56	$13.16	$10.52

Total investment return	2.82	%(2)	-25.82	%(5)	7.07	%(2)	41.23%	10.64%	25.10%	17.08%

Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.50	%(3)	1.46%		1.38	%(3)	1.43%	1.47%	1.48%	1.45%
Expenses before reimbursement/recapture and fees paid	1.53	%(3)	1.47%		1.38	%(3)	1.43%	1.47%	1.48%	1.43%
Net investment income (loss)	(1.12	)%(3)	(0.76)%		(0.79	)%(3)	(0.09)%	0.02%	(0.72)%	(0.50)%
Portfolio turnover	13	%(6)	32	%(6)	13	%(6)	35%	20%	29%	50%
Net assets at end of period (000’s)	$154,106		$160,507		$295,513		$295,513	$146,281	$152,097	$144,824

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.
(5)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of share issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2015
(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,752,050	$802,520	$—	$18,554,570
Consumer Staples	21,260,478	—	—	21,260,478
Energy	26,056,190	—	—	26,056,190
Financials	11,562,641	1,188,591	—	12,751,232
Industrials	10,626,117	—	—	10,626,117
Information Technology	10,260,048	—	—	10,260,048
Materials	43,046,737	4,961,441	—	48,008,178
Utilities	—	1,078,012	—	1,078,012
Warrants
Energy	—		1,416	1,416
Financials	2,422,519	—	—	2,422,519
Materials	—	—	24,954	24,954
Total	$142,986,780	$8,030,564	$26,370	$151,043,714

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Board at a regular meeting for Level 3 Fair Value Measurements for investments held as of June 30, 2015:

Investments	Fair Value as of 6/30/2014	Valuation Technique	Unobservable Inputs	Range
Avino Silver & Gold Mines, Exercise Price:
$2.87, 02/25/2017	$24,954	Fair Valuation by Advisor	Pricing Model	$0.08

Magnum Hunter Resourses, Corp., Exercise Price:
$85.00, 04/15/2016	$1,416	Fair Valuation by Advisor	Pricing Model	$0.10

The following is a reconciliation of the Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended June 30, 2015:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended 6/30/2015
Beginning Balance as of 12/31/14	$67,765
Unrealized losses included in earnings	(41,395)
Ending Balance as of 6/30/15	$26,370
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(41,395)

During the period ended June 30, 2015, there were the following transfers between Level 1, Level 2 and Level 3 for the Fund.

Transfers	Market Value
Level 1 into Level 2	$802,520

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.

The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Notes to Financial Statements
June 30, 2015
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Aegis Funds maintain a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2015 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2016, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2015, the Advisor waived fees in the amount of $4,273 for the Fund.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2015, there was $31,699 of fees available to be recovered no later than December 31, 2017, of which, $27,426 and $4,273 are recoverable through December 31, 2017 and 2018, respectively for the Fund.

Notes to Financial Statements
June 30, 2015
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund, $500 for each attended audit committee meeting for each Fund, and $250 for each attended valuation committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Fund incurred $288 in expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2015.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the six months ended June 30, 2015. There were no purchases or sales of U.S. Government securities during the year.

	Purchases	Sales
Aegis Value Fund	$19,959,747	$29,781,977

Notes to Financial Statements
June 30, 2015
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Aegis Value Fund
Tax cost of investments	$195,199,244
Unrealized appreciation	$23,544,861
Unrealized depreciation	$(61,491,465)
Net unrealized depreciation	$(37,946,604)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Aegis Value Fund
Undistributed ordinary income	$—
Undistributed long term gain	$—
Distributable earnings	$—
Other accumulated losses	$(6,891,370)
Unrealized appreciation on investments	$(37,946,604)
Total accumulated loss	$(44,837,974)

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

At December 31, 2014, the Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	Late Year Loss	Post October Capital Loss
Aegis Value Fund	$—	$6,891,370

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2014. The reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Notes to Financial Statements
June 30, 2015
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

Aegis Value Fund
Undistributed Net Investment Income/(Loss)	$1,802,075
Accumulated Net Realized Gain/(Loss)	$(4,101,157)
Paid In Capital	$2,299,082

The tax components of dividends paid during the six months ended June 30, 2015 and the year ended December 31, 2014 were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Ordinary Income	Capital Gains	Ordinary Income	Return of Capital	Capital Gains
Aegis Value Fund	$—	$—	$—	$—	$29,713,547

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Funds file a U.S. Federal Income and excise tax return, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
June 30, 2015
(Unaudited)

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Fund as of June 30, 2015 amounted to $37,043,377, representing 24.00% of net assets. A summary of affiliated transactions for the period ended June 30, 2015 is as follows:

Aegis Value Fund

	Alliance One International Inc.**	Amerigo Resources Ltd.	Delta Apparel Inc	Legumex Walker Inc.	Public Service Properties Investments Ltd.**	Tecumseh Products Co.	Total
December 31, 2014 Balance
Shares	5,288,154	8,906,800	611,302	1,021,500	7,069,706	2,196,144	—
Cost	$16,470,054	$6,309,422	$4,638,288	$3,471,695	$2,941,068	$17,776,863	$51,607,390
Market Value	$8,355,283	$1,874,881	$6,223,054	$2,329,984	$2,837,359	$6,786,085	$28,406,646

Gross Additions
Shares	2,744,350	—	—	—	—	—	—
Cost	$2,959,036	$—	$—	$—	$—	$—	$2,959,036

Gross Deductions
Shares	—	—	(39,852)	(121,010)	—	—	—
Cost	$—	$—	$(306,548)	$(464,571)	$—	$—	$—
Proceeds	$—	$—	$568,603	$295,868	$—	$—	$—

June 30, 2015 Balance
Shares	803,250	8,906,800	571,450	—	2,545,094	2,196,144	—
Cost	$19,429,090	$6,309,422	$4,331,740	$—	$1,107,720	$17,776,863	$48,954,835
Market Value	$19,205,717	$3,081,753	$8,171,735	$—	$1,159,697	$5,424,476	$37,043,377

Realized gain (loss)	$—	$—	$261,264	$(168,977)	$—	$—	$92,287

Investment income	$—	$—	$—	$—	$—	$—	$—

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**	The shares held by the Fund decreased due to the security having a reverse stock split during the year.
Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer’s outstanding securities).

8. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2015, events and transactions subsequent to June 30, 2015 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Funds file complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

The Aegis Funds Privacy Notice
(This information is not part of the Report)

The Aegis Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

●	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

●	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the Fund, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

We do not sell your nonpublic personal information. The Aegis Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC	U.S. Bank, N.A.
615 East Michigan Street	Custody Operations
Milwaukee, Wisconsin 53202	1555 North RiverCenter Drive, Suite 302
Phone: (800) 528-3780	Milwaukee, Wisconsin 53212
www.aegisfunds.com
Administrator, Transfer Agent and Fund Accountant
Board of Trustees	U.S. Bancorp Fund Services, LLC
Scott L. Barbee	615 East Michigan Street
DavidA. Giannini	Milwaukee, Wisconsin 53202
Eskander Matta
V. Scott Soler	Independent Registered Public Accounting Firm
BBD, LLP
Officers	1835 Market Street, 26th Floor
Scott L. Barbee, President	Philadelphia, Pennsylvania 19103
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer	Counsel
Seward & Kissel, LLP
Investment Advisor	901 K Street N.W.
Aegis Financial Corporation	Washington DC 20001
6862 Elm Street, Suite 830,
McLean, VA 22101

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By /s/ Scott L. Barbee
            Scott L. Barbee, President

Date   September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
            Scott L. Barbee, President

Date   September 3, 2015

By /s/ Sarah Q. Zhang
           Sarah Q. Zhang, Treasurer

Date   September 3, 2015